To the Stockholders

For the three months ended July 31, 2002, Seligman Quality Municipal Fund posted a total return of 6.79%, based on market price, and 3.36%, based on net asset value. The Fund’s annual distribution rate based on the current monthly dividend and market price at July 31, 2002, was 5.82%, which is equivalent to a taxable yield of 9.48% based on the maximum federal tax rate of 38.6%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.13% to 2.00%.

     During the Fund’s third fiscal quarter, the nascent US economic recovery seemed to lose momentum. While gross domestic product (GDP) expanded at an annualized rate of 5.0% during the first three months of 2002, it rose by only 1.1% during the second quarter. Corporate accounting scandals weighed heavily on the equity markets and on consumer sentiment during this time, threatening what had appeared to be a fairly robust economic rebound. The Federal Reserve Board acknowledged that the economy is currently at risk of weakening, and indicated that it would consider an interest rate cut this year if the economy continues to struggle.

     Not surprisingly, municipal bonds fared well in this environment. Investors have increasingly viewed municipal bonds as a haven of relative stability and as a means of diversifying their portfolio holdings. Municipal yields continued to be less volatile than those of Treasury bonds during this time, and new issuance increased sharply, with demand fortunately keeping up with supply. Municipal bonds are viewed as attractive despite the toll the economic slowdown has taken on the nation’s states and municipalities. Faced with budget deficits, many have enacted tax increases, cut spending, or employed a combination of the two. Credit quality has generally held up, but this is something we continue to monitor closely.

     Looking ahead, we believe that the economy will strengthen moderately. Inflation remains benign, and industrial production has been on the rise for several months. An economic pickup would likely help the financial situation of the nation’s states and municipalities. However, the economic recovery is fragile. The second quarter saw a decline in productivity growth, and consumer confidence has been weakened by the volatile stock market and by corporate scandals. We are hopeful that the corporate and accounting reforms enacted this summer will have a reassuring effect on investors, and we think that continued low interest rates should support a recovery.

     The economic slowdown continues to impact the municipal bond market, and in this environment the Fund’s focus remains on high-quality holdings. A minimum of 80% of the Fund’s portfolio is in AAA-rated bonds (most of which are backed by municipal bond insurance). For this reason, we believe the Fund will continue to successfully weather these challenging times.

     Thank you for your continued support of Seligman Quality Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund’s performance history and portfolio of investments, follows this letter. By order of the Board of Directors,

William C. Morris Chairman

Thomas G. Moles President

August 30, 2002

Interview With Your Portfolio Manager, Thomas G. Moles

What economic and market factors affected Seligman Quality Municipal Fund during the three months ended July 31, 2002?

     The pace of the economic recovery slowed during the period under review, undermining the sustainability of the current expansion. Gross domestic product (GDP) fell to a 1.1% rate of growth for the second calendar quarter, a significant decline from the 5.0% increase reported for the first quarter. Accelerating stock market losses, mounting corporate accounting scandals, and escalating Middle East violence have taken their toll on consumer confidence. The US economy could be in for an extended period of sluggish growth if the loss of confidence results in a prolonged slowdown in consumer spending. Despite the current setback, however, the positive fundamentals that contributed to the nascent recovery continue to support economic growth. Inflation remains subdued, precluding the need for the Federal Reserve Board to reverse their accommodative monetary policy. Further, the Fed has made clear its intention to act promptly, as it had throughout the recession, to prevent the expansion from faltering. Long-term interest rates are at the lowest levels in decades, lowering borrowing costs and spurring home buying. Further, record mortgage re-financings have increased homeowners’ disposable income. Since the start of the recession, the national unemployment rate has remained under 5.9%, well below the levels of the last several recessions.

     Long-term municipal yields fell modestly during the period, resulting in positive performance returns for Seligman Quality Municipal Fund. At fiscal quarter-end, the Bond Buyer 20-Bond General Obligation Index was at the lowest yield of the year. The attractive interest rate environment prompted a sharp increase in municipal bond issuance. Supply for the first half of 2002 was the largest on record, up 20% over the same period last year. Fortuitously, demand for municipal securities has kept pace with the increased supply. New York State and its municipalities issued the largest number of bonds year-to-date, surpassing California for the number one ranking. September 11 recovery efforts helped drive New York issuance up 132%.

     The damaging effects of the US recession continue to plague the nation’s states, cities and municipalities. Tax revenues have declined for all but a handful of states, while expenditure reductions have fallen far short of alleviating widening budget deficits. Nevertheless, credit rating upgrades continue to outpace downgrades. Municipal credits, in general, improved their financial position during the decade-long economic expansion, which has enabled them to better withstand the recent downturn. For the quarter ended June 30, 2002, overall rating upgrades exceeded downgrades by a ratio of 3.3 to 1, as stated by Standard & Poor’s, and by a ratio of 1.6 to 1, as reported by Moody’s Investors Service. The Fund’s emphasis on high quality, AAA-rated bonds continues to help insulate the Fund from the impact of credit deterioration.

Interview With Your Portfolio Manager (continued)

What was your investment strategy during this time?

     The Fund remains concentrated in the transportation and water and sewer sectors. These essential service bonds have, historically, enjoyed more predictable revenue streams, particularly during periods of economic weakness. The housing sector also represents a significant percentage of the Fund’s portfolio. Housing bonds typically offer higher yields, due in part to their complexity, as well as to limited price appreciation potential. The Fund’s housing positions are comprised of state housing credits because they generally provide more timely and comprehensive disclosure than many smaller, local housing authorities. The Fund has no exposure to affordable housing or Section 8 debt, two areas of the industry that have been experiencing rising credit pressures.

     During the Fund’s third fiscal quarter, we continued our ongoing efforts to improve the near-term call protection of the Fund. By limiting the percentage of bonds callable in any given year, we can better manage the Fund’s dividend distributions. During the past quarter, the Fund sold a number of portfolio securities that were callable over the next three years, while new purchases have been exclusively of bonds with a minimum of ten years of call protection.

What is your outlook?

     A return to economic vigor appears less certain than just a few months ago. The nation’s states and municipalities continue to experience financial difficulties as a result of the recession. The quarter ended June 30, 2002 marked the fourth consecutive quarter of revenue decline for US states. Municipalities have fared somewhat better due to the sharp rise in real estate value, which boosted property tax revenues. With the latest statistics suggesting a weakening of economic activity, we have become more cautious with respect to the near-term prospects for the economy and the municipal market. However, our long-term outlook remains positive, and we will continue to position the Fund’s portfolio to benefit from an extended period of modest economic growth and stable long-term interest rates.

     Municipal investments, including Seligman Quality Municipal Fund, continue to provide many investors with a significant yield advantage over taxable bonds. In addition, municipal investors enjoy needed diversification, given recent equity market volatility. While the stock market has historically provided superior investment returns in comparison to municipal investments, investors have been exposed to significantly higher risk in exchange for the extra performance. By adding municipal securities to the investment mix, risk profiles can be significantly reduced.

Investment Results Per Common Share (unaudited)

TOTAL RETURNS*
For Periods Ended July 31, 2002
			Average Annual

	Three	Nine	One	Five	Ten
	Months	Months	Year	Years	Years

Market Price**	6.79%	7.74%	12.86%	4.46%	6.28%

Net Asset Value**	3.36	3.77	6.96	5.95	6.85

PRICE PER SHARE
	July 31, 2002	April 30, 2002	January 31, 2002	October 31, 2001

Market Price	$12.88	$12.23	$12.61	$12.59

Net Asset Value	14.19	13.92	13.97	14.40

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Nine Months Ended July 31, 2002

	Capital Gain

Dividends Paid†	Paid	Realized	Unrealized

$0.527	$0.119	$0.032	$0.741	††

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on the current monthly dividend and market price at July 31, 2002, was 5.82%, which is equivalent to a taxable yield of 9.48% based on the maximum federal tax rate of 38.6%.

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are reinvested in additional shares.
†	Preferred Stockholders were paid dividends at annual rates ranging from 1.13% to 2.00%. Earnings on the Fund’s assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders.
††	Represents the per share amount of net unrealized appreciation of portfolio securities as of July 31, 2002.

Portfolio of Investments (unaudited)	July 31, 2002

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P	Market Value

Alabama — 7.4%	$5,000,000	Jefferson County Sewer Rev. (Capital Improvement
		Warrants), 5.125% due 2/1/2039	Aaa/AAA	$4,930,900
Alaska — 6.1%	2,000,000	Alaska Energy Authority Power Rev. (Bradley Lake
		Hydroelectric Project), 6% due 7/1/2021	Aaa/AAA	2,301,480
	1,720,000	Alaska Housing Finance Corporation Mortgage
		Rev., 6% due 12/1/2040	Aaa/AAA	1,798,466
California — 23.4%	4,000,000	Foothill/Eastern Transportation Corridor Agency Toll
		Road Rev., 5.75% due 1/15/2040	Baa3/BBB-	4,052,240
	1,500,000	Los Angeles Regional Airports Improvement
		Corporation Facilities Rev. (LAXFUEL Corporation),
		5.50% due 1/1/2032*	Aaa/AAA	1,504,290
	5,000,000	San Diego Public Facilities Financing Authority Sewer
		Rev., 5% due 5/15/2029	Aaa/AAA	4,948,650
	5,000,000	San Francisco City and County Airports Commission
		Rev. (International Airport), 5.80% due 5/1/2021*	Aaa/AAA	5,181,550
Illinois — 7.3%	5,000,000	Illinois Educational Facilities Authority Rev.
		(University of Chicago), 5.125% due 7/1/2038	Aa1/AA	4,860,700
Kansas — 4.7%	3,000,000	Burlington Pollution Control Rev. (Kansas Gas and
		Electric Company Project), 7% due 6/1/2031	Aaa/AAA	3,124,200
Louisiana — 1.4%	760,000	Louisiana Public Facilities Authority Hospital Rev.
		(Southern Baptist Hospitals, Inc. Project),
		8% due 5/15/2012†	NR/AAA	930,384
Massachusetts — 17.4%	4,000,000	Massachusetts Development Finance Agency Rev.
		(WGBH Educational Foundation),
		5.75% due 1/1/2042	Aaa/AAA	4,511,880
	4,000,000	Massachusetts Health & Educational Facilities
		Authority Rev. (New England Medical Center),
		6.625% due 7/1/2025	Aaa/AAA	4,096,240
	3,000,000	Massachusetts Housing Finance Agency Rev.
		(Residential Development), 6.875% due 11/15/2021	Aaa/AAA	3,063,780
Michigan — 3.7%	2,500,000	Harper Creek Community School District GOs,
		5.125% due 5/1/2031	Aaa/AAA	2,494,575
Minnesota — 0.8%	500,000	Minneapolis - Saint Paul Metropolitan Airports
		Commission Rev., 5.75% due 1/1/2032	Aaa/AAA	530,420
Missouri — 4.0%	2,575,000	Missouri Housing Development Commission Rev.
		(Single Family Mortgage), 6.375% due 9/1/2031*	NR/AAA	2,701,716
Montana — 3.4%	2,220,000	Forsyth Pollution Control Rev. (Puget Sound
		Power & Light Co.), 7.25% due 8/1/2021*	Aaa/AAA	2,252,767
New York — 20.0%	3,000,000	Metropolitan Transportation Authority Rev.
		(Commuter Facilities), 6.10% due 7/1/2026Ø	Aaa/AAA	3,473,280
	1,875,000	New York City GOs, 6.25% due 4/15/2027	A2/A	2,018,475
	230,000	New York City GOs, 6.25% due 4/15/2027Ø	Aaa/A	268,203
	5,000,000	New York City Municipal Water Finance Authority
		(Water & Sewer System Rev.), 5.75% due 6/15/2026	Aaa/AAA	5,261,150
	2,125,000	New York State Thruway Authority General Rev.,
		6% due 1/1/2025Ø	Aaa/AAA	2,366,103

See footnotes on page 6.

Portfolio of Investments (unaudited)	July 31, 2002

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P	Market Value

Pennsylvania — 7.9%	$5,000,000	Philadelphia Airport Rev., 6.10% due
		6/15/2025*	Aaa/AAA	$5,285,700
Texas — 7.5%	3,000,000	Dallas Area Rapid Transit Sales Tax Rev.,
		5% due 12/1/2031	Aaa/AAA	2,918,790
	2,000,000	Matagorda County Navigation District
		No. 1 Pollution Control Rev.
		(Central Power and Light
		Co. Project), 6.125% due 5/1/2030*	Aaa/AAA	2,107,720
Virginia — 8.0%	2,500,000	Pocahontas Parkway Association Toll Road Rev.
		(Route 895 Connector), 5.50% due 8/15/2028	Baa3/BBB-	1,796,850
	3,500,000	Virginia Housing Development Authority
		(Multi-Family Housing), 7% due 11/1/2012	Aa1/AA+	3,576,475
Washington — 14.0%	2,000,000	Chelan County Public Utility District No. 001
		(Chelan Hydro Consolidated System Rev.),
		5.25% due 7/1/2033*	Aaa/AAA	1,949,600
	2,000,000	Chelan County Public Utility District No. 001
		Construction Rev. (Chelan Hydro),
		5.60% due 1/1/2036*	Aaa/AAA	2,050,360
	5,000,000	King County Sewer GOs, 6.125% due 1/1/2033	Aaa/AAA	5,397,050
Wisconsin — 1.4%	905,000	Wisconsin Housing & Economic Development
		Authority Housing Rev., 6.85% due 11/1/2012	Aaa/AAA	924,566

Total Municipal Bonds (Cost $89,185,258) — 138.4%				92,678,560

		Variable Rate Demand Notes

New York — 4.3%	2,500,000	New York City GOs, due 8/1/2017	VMIG-1/A-1+	2,500,000
	400,000	New York City GOs, due 10/1/2021	VMIG-1/A-1+	400,000
Wyoming — 6.0%	4,000,000	Lincoln County Pollution Control Rev.
		(Exxon Project) due 7/1/2017*	P-1/A-1+	4,000,000

Total Variable Rate Demand Notes (Cost $6,900,000) — 10.3%				6,900,000

Total Investments (Cost $96,085,258) — 148.7%				99,578,560
Other Assets Less Liabilities — 1.5%				966,090
Preferred Stock — (50.2)%				(33,600,000)

Net Assets for Common Stock — 100.0%				$66,944,650

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock which do not include the net assets attributable to Preferred Stock of the Fund.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
†	Escrowed-to-maturity security.
Ø	Pre-refunded security.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

For More Information

Manager	Stockholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	(800) 874-1092	Stockholder Services
100 Park Avenue	100 Park Avenue	(212) 682-7600	Outside the United States
New York, NY 10017	New York, NY 10017	(800) 622-4597	24-Hour Automated
	website: www.seligman.com		Telephone Access Service

General Counsel
Sullivan & Cromwell